UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 12, 2015

HIGHER ONE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34779	26-3025501

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

115 Munson Street
New Haven, CT		06511

(Address of principal executive offices)		(Zip Code)
                  (203) 776-7776
(Registrant's telephone number,
 including area code)
N/A

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On February 12, 2015, Higher One, Inc. ("Higher One"), a wholly-owned subsidiary of Higher One Holdings, Inc. (the "Company"), entered into a Master Reaffirmation and Amendment No. 3 to Loan Documents (the "Third Amendment"), of its five-year, $200.0 million senior secured revolving credit facility, as amended, (the "Credit Facility"), with Bank of America, N.A., as administrative agent, swingline lender and letter of credit issuer and other lenders party thereto.

The Third Amendment amends the Credit Facility to, among other things,
•
reduce the revolving credit facility to $140.0 million, with $35.0 million of such facility reserved only for the resolution of the certain regulatory matters, as defined, the revolving credit facility subsequently reduces to $130.0 million and $120.0 million as of December 31, 2015 and 2016, respectively;

•	maintain a debt to consolidated EBITDA ratio of 2.75 to 1.00 or less for the evaluation periods from March 31, 2015 through September 30, 2016, and of 2.50 to 1.00 or less thereafter;
•
maintain  consolidated EBITDA, as defined in the October 2012 Facility, as amended, on a consolidated basis for the prior four fiscal quarters of at least the following amounts (i) $45.0 million as of March 31, 2015 and June 30, 2015, (ii) $40.0 million as of September 30, 2015 and December 31, 2015, and (iii) $35 million as of March 31, 2016 and all future evaluation periods;

•
allow, at Higher One's option, amounts outstanding under the October 2012 Facility to accrue interest at a rate equal to either (i) the London Interbank Offered Rate, or LIBOR, plus a margin of 4% or (ii) a fluctuating base rate tied to the federal funds rate, the administrative agent's prime rate and LIBOR, plus a margin of 3%;

•	allow for the settlement of up to $75 million related to certain regulatory matters, as defined;
•	allow for the exclusion from the computation of consolidated EBITDA of up to $75 million of income statement charges related to certain regulatory matters, as defined;
•
automatically and permanently reduce the revolving credit facility, dollar for dollar up to a maximum reduction in the revolving credit facility of $20.0 million, to the extent that the loss related to those certain regulatory matters is less than $70.0 million.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: February 19, 2015

HIGHER ONE HOLDINGS, INC.

By:	/s/ Marc Sheinbaum
Name:	Marc Sheinbaum
Title:	Chief Executive Officer

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